UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 7, 2012 (November 1, 2012)

Walter Investment Management Corp.

(Exact name of registrant as specified in its charter)

Maryland	001-13417	13-3950486
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 Bayport Drive, Suite 1100

Tampa, Florida 33607

(813) 421-7605

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

N/A

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On November 1, 2012 (the “Closing Date”), pursuant to the Stock Purchase Agreement, dated as of August 31, 2012 (such previously announced Stock Purchase Agreement, as amended or modified, the “Purchase Agreement”), by and among Walter Investment Management Corp. (the “Company”), Reverse Mortgage Solutions, Inc. (“RMS”), JAM Special Opportunities Fund, L.P., as a stockholder seller and as the sellers’ representative (“JAM”), and the other stockholder sellers listed on the signature pages thereto (together with JAM, the “Sellers”), the Company completed (the “Closing”) its previously announced acquisition (the “Acquisition”) of RMS from the Sellers.

Pursuant to the terms of the Purchase Agreement, the Company (through Walter Reverse Acquisition LLC, an indirect, wholly owned subsidiary of the Company) acquired 100% of the stock of RMS for aggregate consideration of approximately $120 million. The cash consideration for the Acquisition was netted against approximately $3.1 million of certain transaction expenses in excess of the $1.5 million borne by the Sellers.

The consideration paid by the Company was in the form of $95.0 million in cash and 891,265 shares of the Company’s common stock, par value $0.01 per share (the “Stock Consideration”). The Stock Consideration was valued for purposes of the Purchase Agreement at approximately $25.0 million based on the average closing price of $28.05 per share as reported on the New York Stock Exchange Composite Transaction Tape for the period from August 20, 2012 through August 30, 2012. Payment of the cash consideration was made from cash on hand.

The foregoing summaries of the Purchase Agreement, the exhibits thereto and the transactions contemplated thereby do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Purchase Agreement and the exhibits thereto.

Item 3.02 Unregistered Sale of Equity Securities.

The information contained in Item 2.01 is hereby incorporated into this Item 3.02. The Company issued the Stock Consideration in connection with the Closing in reliance upon the exemption from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, including Regulation D. The Company relied on this exemption from registration based in part on representations made by the Sellers in the Purchase Agreement. The Stock Consideration represents approximately 2.4% of the total number of shares of common stock of the Company currently outstanding on a fully-diluted basis.

Forward-Looking Statements

This report contains, in addition to statements of historical fact, certain forward-looking statements. These forward-looking statements relate to, among other things, the transactions contemplated by the Purchase Agreement and the exhibits thereto, and the combined company and involve risks and uncertainties. Actual results could differ from those currently anticipated due to a number of factors. Forward-looking statements are based on information available to management at the time, and they involve judgments and estimates. Investors and security holders may obtain free copies of documents filed by the Company with the Securities and Exchange Commission at the Securities and Exchange Commission’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the Securities and Exchange Commission by the Company at www.walterinvestment.com. The Company does not assume any responsibility to update any forward-looking statements as a result of new information or future developments except as expressly required by law.

No Offer or Solicitation.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

(1)	The audited consolidated balance sheets of RMS as of December 31, 2011 and 2010, and the related consolidated statements of operations, changes in stockholders’ equity and cash flows for the years ended December 31, 2011 and 2010, which were included in the Company’s Current Report on Form 8-K filed on October 15, 2012, are included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

(2)	The unaudited consolidated balance sheets of RMS as of June 30, 2012 and December 31, 2011, and the related consolidated statements of operations and cash flows for the six months ended June 30, 2012 and 2011 and the consolidated statement of changes in stockholders’ equity for the six months ended June 30, 2012, which were included in the Company’s Current Report on Form 8-K filed on October 15, 2012, are included as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

(b)	Financial Statements of Business Acquired

The pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(d)	Exhibits

99.1	Audited consolidated balance sheets of RMS as of December 31, 2011 and 2010, and the related consolidated statements of operations, changes in stockholders’ equity and cash flows for the years ended December 31, 2011 and 2010 (incorporated herein by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 15, 2012 (File No. 001-13417)).

99.2	Unaudited consolidated balance sheets of RMS as of June 30, 2012 and December 31, 2011, and the related consolidated statements of operations and cash flows for the six months ended June 30, 2012 and 2011 and the consolidated statement of changes in stockholders’ equity for the six months ended June 30, 2012 (incorporated herein by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 15, 2012 (File No. 001-13417)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALTER INVESTMENT MANAGEMENT CORP.

Date: November 7, 2012	By:	/s/ Stuart Boyd
Stuart Boyd, Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Audited consolidated balance sheets of RMS as of December 31, 2011 and 2010, and the related consolidated statements of operations, changes in stockholders’ equity and cash flows for the years ended December 31, 2011 and 2010 (incorporated herein by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 15, 2012 (File No. 001-13417)).

99.2	Unaudited consolidated balance sheets of RMS as of June 30, 2012 and December 31, 2011, and the related consolidated statements of operations and cash flows for the six months ended June 30, 2012 and 2011 and the consolidated statement of changes in stockholders’ equity for the six months ended June 30, 2012 (incorporated herein by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 15, 2012 (File No. 001-13417)).